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Exhibit 32 Certification of Chief Executive Officer and Chief Financial Officer
           pursuant to 18 U.S.C. Section 1350


CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-QSB/A of Citizens First Corporation (the "Company") for the quarterly period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Mary D. Cohron, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/Mary D. Cohron
        Mary D. Cohron
       Chief Executive Officer



Date:  September 5, 2006

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-QSB/A of Citizens First Corporation (the "Company") for the quarterly period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Steve Marcum, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




By:  /s/ Steve Marcum
         Steve Marcum
         Chief Financial Officer


Date: September 5, 2006
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